UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))&
[X]	Definitive Information Statement

THE CRYPTO COMPANY

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THE CRYPTO COMPANY

23805 Stuart Ranch Road, Suite 235

Malibu, CA

(424) 288-9955

Notice of Action by Written Consent of Majority Stockholders

We are not asking you for a proxy and you are requested not to send us a proxy

This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider any matter described herein.

To the Holders of Common Stock of The Crypto Company:

The accompanying Information Statement is being furnished to the holders of shares of common stock of The Crypto Company, a Nevada corporation (the “Company”). The Board of Directors of the Company (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of the following actions already approved and/or taken by written consent of a majority of the voting stockholders of the Company (the “Majority Stockholders”) and the Board:

1.	To effect a forward stock split (the “Stock Split”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”), at a ratio of 10-for-1; and

2.	To amend the Articles of Incorporation of the Company to increase the number of shares of authorized capital stock from 50,000,000 shares of Common Stock to 350,000,000 shares of Common Stock (the “Amendment”).

As of December 12, 2017 (the “Record Date”), the Company’s authorized capitalization consisted of 50,000,000 shares of Common Stock, of which 20,731,895 shares were issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The Stock Split and the Amendment (collectively, the “Corporate Actions”) were approved by the Board and the stockholders pursuant to a written consent (the “Written Consent”) of a majority of stockholders holding 78.6% of the outstanding shares of Common Stock as of the Record Date. The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the numbers of shares of capital stock required to approve the action at a meeting.

Stockholders of record as of the Record Date are entitled to receive this notice and Information Statement.

This filing is being made as a matter of record only and is being provided to you pursuant to Rule 14c-2 under the Exchange Act of 1934, as amended (the “Exchange Act”). It contains a description of the Corporate Actions, as well as summary information regarding other transactions that may be covered by this Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain other information about us from publicly available documents filed with the Securities and Exchange Commission (the “SEC”).

The proposed Corporate Actions remain subject to the Company’s receipt of necessary regulatory approvals. In addition, under Rule 14c-2(b) of the Exchange Act, the Corporate Actions approved on behalf of the Company’s stockholders by the Written Consent may be consummated no earlier than 20 calendar days following the date on which the Definitive Information Statement on Schedule 14C is first mailed to the Company’s stockholders. It is anticipated that the Corporate Actions will be consummated as soon as practicable after the expiration of such 20-day period.

By Order of the Board of Directors,

/s/ Michael Poutre
Michael Poutre
Chief Executive Officer and Chairman of the Board
January 5, 2018

THE CRYPTO COMPANY

23805 Stuart Ranch Road, Suite 235

Malibu, CA

(424) 288-9955

INFORMATION STATEMENT

January 5, 2018

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock of The Crypto Company, a Nevada corporation (the “Company”), to notify the Stockholders that on December 12, 2017, the Board of Directors of the Company (the “Board”) and certain Stockholders (the “Majority Stockholders”) holding 78.6% of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), as of December 12, 2017 (the “Record Date”), approved and authorized the Company to: (i) effect a forward stock split (the “Stock Split”) of the Common Stock, at a ratio of 10-for-1; and (ii) amend the Articles of Incorporation of the Company to increase the authorized shares of capital stock from 50,000,000 shares of Common Stock to 350,000,000 shares of Common Stock (the “Amendment” and, collectively with the Stock Split, the “Corporate Actions”). The Corporate Actions were also unanimously approved by our Board.

All references to “we,” “us,” “our,” the “Registrant” and/or the “Company” shall mean The Crypto Company, a Nevada corporation.

THE CORPORATE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE CORPORATE ACTIONS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE CORPORATE ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

This Information Statement has been prepared by our management and reviewed by our legal counsel. The entire cost of furnishing this Information Statement is borne by the Company. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for any out-of-pocket expenses incurred in forwarding such material.

The Corporate Actions will not become effective until at least 20 calendar days following the original date of mailing of this Information Statement to our stockholders

SUMMARY INFORMATION IN QUESTION AND ANSWER FORMAT

The following information in question and answer format summarizes many of the material terms of the Corporate Actions. For a complete description of the terms and conditions of the Corporate Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

Why did I receive this Information Statement?

Applicable laws require us to provide you with information regarding the Corporate Actions even though your vote is neither required nor requested for the Corporate Actions to become effective.

Why am I not being asked to vote on the Corporate Actions?

The holders of a majority of the issued and outstanding shares of our Common Stock have already approved the Corporate Actions pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Board, is sufficient under Nevada law, and no further approval by our stockholders is required.

What vote is required to approve the Corporate Actions?

Approval of the Actions requires the affirmative vote of holders of not less than a majority of the votes entitled to be cast by holders of record of the 20,731,895 issued and outstanding shares of Common Stock as of the Record Date.

Who voted in favor of the Corporate Actions?

The Majority Stockholders owning an aggregate of 16,284,774 shares of our Common Stock, representing 78.6% of the total Common Stock, issued and outstanding as of the Record Date.

What Corporate Actions Did The Majority Stockholders Vote For?

Stockholders holding a majority of the Common Stock voted in favor of the following:

1.	To effect a forward stock split of the Common Stock at a ratio of 10-for-1; and

2.	To amend the Articles of Incorporation of the Company to increase the number of shares of authorized capital stock from 50,000,000 shares of Common Stock to 350,000,000 shares of Common Stock.

What is the Stock Split?

The Company’s Board and the Majority Stockholders have approved a forward stock split of the Common Stock at a ratio of 10-for-1 so that each share of Common Stock issued and outstanding as of the Record Date shall, immediately following the time the Amendment is filed with the Secretary of State of the State of Nevada (the “Effective Time”), automatically be converted into and exchanged for ten (10) shares of Common Stock.

Am I entitled to any appraisal or dissenters’ rights?

Stockholders will not be entitled to appraisal or dissenters’ rights as a result of the Stock Split under Nevada law or our governance documents.

Is any action required on my part, such as to vote?

No action is required on your part. This Information Statement is purely for your knowledge and records. You are not required or requested to take any action. The Majority Stockholders have already approved the Stock Split.

FORWARD LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this Information Statement reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject certain risk factors, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Actions approved by the Board and the Majority Stockholders.

In accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes, the actions described more particularly below were taken based upon the recommendation and approval by the Company’s Board and the consent of the Majority Stockholders.

ACTION 1 - APPROVAL OF THE 10-FOR-1 FORWARD STOCK SPLIT

On December 12, 2017, the Board and the Majority Stockholders adopted and approved resolutions to effect a forward split of all issued and outstanding shares of Common Stock, at a ratio of 10-for-1 (the “Stock Split”). Each share of Common Stock issued and outstanding as of the Record Date shall, immediately following the time the Amendment is filed with the Secretary of State of the State of Nevada (the “Effective Time”), automatically be converted into and exchanged for ten (10) shares of Common Stock.

A table illustrating the Stock Split and the Amendment, as described below, is as follows:

	NUMBER OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING	NUMBER OF SHARES AUTHORIZED IN CERTIFICATE OF INCORPORATION	NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND RESERVED FOR ISSUANCE PURSUANT TO THE COMPANY’S 2017 EQUITY INCENTIVE PLAN
Before Stock Split and Amendment	20,731,895	50,000,000	5,000,000
After Stock Split and Amendment	207,318,950	350,000,000	50,000,000

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Stock Split if the Board, in its sole discretion, determines that the Stock Split is no longer in our best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments, and our actual and projected financial performance.

Each stockholder of the Company will hold the same percentage of Common Stock immediately following the Stock Split as such stockholder held immediately prior to the Stock Split.

Reasons for Proposed Stock Split

The Board has determined that it is in the Company’s best interests to effect the Stock Split and has considered certain factors including, but not limited to, the following:

(i)

most recent trading price of the Company’s Common Stock on the OTC Pink tier of the OTC Markets Group, Inc. as of the date of this Information Statement and potential to increase the marketability and liquidity of the Company’s Common Stock;

(ii)	desire to meet future requirements of per-share price and net tangible assets and shareholders’ equity relating to admission for trading on other markets; and

(iii)	to provide the management of the Company with additional flexibility to issue shares to facilitate future stock acquisitions and financing for the Company.

Certain Risks Associated With The Stock Split

THERE CAN BE NO ASSURANCE THAT THE TOTAL PROJECTED MARKET CAPITALIZATION OF THE COMPANY’S COMMON STOCK AFTER THE PROPOSED STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL PROJECTED MARKET CAPITALIZATION BEFORE THE PROPOSED STOCK SPLIT OR THAT THE PER SHARE PRICE OF THE COMPANY’S COMMON STOCK FOLLOWING THE STOCK SPLIT WILL EITHER EXCEED OR REMAIN CONSTANT IN PROPORTION TO THE INCREASE IN THE NUMBER OF NEW SHARES THAN THE CURRENT ANTICIPATED PER SHARE PRICE.

There can be no assurance that the market price per new share of the Company’s Common Stock (the “New Shares”) after the Stock Split will remain constant in proportion to the increase in the number of New Shares of the Common Stock outstanding after the Stock Split.

Accordingly, the total market capitalization of the Company’s Common Stock after the proposed Stock Split may be lower than the total market capitalization before the proposed Stock Split and, in the future, the market price of the Company’s Common Stock following the Stock Split may not exceed or remain constant in proportion to the increase in the number of New Shares than the market price prior to the proposed Stock Split. In many cases, the total market capitalization of a company following a Stock Split is lower than its total market capitalization before the Stock Split.

THERE CAN BE NO ASSURANCE THAT THE STOCK SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL ATTRACT INVESTORS. A DECLINE IN THE MARKET PRICE FOR THE Company’s COMMON STOCK AFTER THE STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A STOCK SPLIT.

The market price of the Company’s Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Stock Split is effected and the market price of the Company’s Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a forward stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a forward stock split are lower than they were before the Stock Split.

Principal Effects of the Stock Split

In addition to those risk factors noted above, the Stock Split will have the following effects:

GENERAL CORPORATE CHANGE – Each share of Common Stock issued and outstanding as of the Record Date shall, immediately following the time the Amendment is filed with the Secretary of State of the State of Nevada (the “Effective Time”), automatically be converted into and exchanged for ten (10) shares of Common Stock. The Stock Split will be effected simultaneously for all of the Common Stock and will affect all of the Company’s stockholders uniformly. The Stock Split does not affect the relative rights, preferences, privileges or priorities of any stockholder.

AUTHORIZED SHARES – In connection with the Stock Split, the Company intends to amend its Articles of Incorporation to increase the number of authorized shares of capital stock of the Company to 350,000,000 shares of Common Stock.

ACCOUNTING MATTERS – The Stock Split will not affect the par value of the Company’s Common Stock. As a result, as of the Effective Time of the Stock Split, the stated capital on the Company’s balance sheet attributable to the Company’s Common Stock will be increased proportionately based on the Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of the Company’s Common Stock will be restated because there will be a greater number shares of Common Stock outstanding.

Procedure for Effecting the Stock Split and Issuance of Stock Certificates

Each share of Common Stock issued and outstanding as of the Record Date shall automatically be converted into and exchanged for ten (10) shares of Common Stock immediately following the Effective Time. The Company will issue to each stockholder a stock certificate representing the additional shares to which such stockholder is entitled. It will not be necessary for stockholders of the Company to exchange their existing stock certificates.

Certain United States Federal Income Tax Consequences of the Stock Split

The following discussion summarizes the material United States federal income tax consequences of the Stock Split that are expected to apply generally to the Company’s Stockholders. This summary is based upon current provisions of the Internal Revenue Code (the “Code”), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a stockholder of the Company that is a “U.S. person,” defined to include:

●	a citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia); and a domestic partnership;

●	an estate the income of which is subject to United States federal income taxation regardless of its source;

●	a trust if either (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; or

●	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of Common Stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Stock, you should consult your tax advisor.

This summary assumes that holders of Common Stock hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Stock Split that may be relevant to particular holders, including holders:

●	who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non- U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

●	who are subject to the alternative minimum tax provisions of the Code;

●	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

●	who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or

●	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Stock Split, whether or not they are in connection with the Stock Split. Accordingly, holders of Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Stock Split in light of their personal circumstances and the consequences of the Stock Split under state, local and foreign tax laws.

We believe that the federal income tax effects of the Stock Split will be that a stockholder who receives an increased number of shares of our Common Stock will not recognize gain or loss. With respect to a Stock Split, such a stockholder’s basis in the increased number of shares of Common Stock will equal the stockholder’s basis in the shares of Common Stock held as of the Record Date. The holding period of the post-effective Stock Split shares received will tack onto the holding period of the pre-effective Stock Split shares exchanged. The Company’s views regarding the tax consequences of the Stock Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE CONVERSION’S POTENTIAL TAX EFFECTS. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE CONVERSION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Stock Split will be approval from Financial Industry Regulatory Authority, Inc.

Appraisal Rights of Dissenting Stockholders

The Stock Split will not create dissenters’ rights under the Nevada Revised Statutes. The Company will not independently provide stockholders with any dissenters’ rights.

ACTION 2 – AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On December 12, 2017, the Board and the Majority Stockholders adopted and approved resolutions to amend our Articles of Incorporation, substantially in the form attached hereto as Exhibit A (the “Amendment”), to increase the number of authorized shares of capital stock from 50,000,000 shares of Common Stock to 350,000,000 shares of Common Stock.

Reasons for Proposed Amendment

Our Board’s primary reason for approving and recommending the increase in authorized shares is to effect the Stock Split and to provide additional shares for issuance by the Company to enable the Company to raise additional capital, to complete acquisitions using the Company’s shares for consideration and to ensure that the Company is in compliance with various stock options, warrants and other agreements of the Company which are convertible into shares of Common Stock, wherein the Company covenanted to maintain adequate authorized but unissued shares of Common Stock to enable such conversions.

We believe that the increase in the number of authorized shares will make our Common Stock more attractive to a broader range of institutional and other investors. However, other factors, such as our financial results, general market conditions and the market perception of the Company, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the increase in authorized shares, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the increase in authorized shares or that the market price of our Common Stock will not decrease in the future. Accordingly, the total market capitalization of our Common Stock after the increase in authorized shares may be lower than the total market capitalization before the increase.

After undertaking a thorough analysis of the advisability of the increase in authorized shares and considering the totality of the circumstances, our Board believes that it is in the best interests of the Company and its stockholders. The ultimate filing of the Amendment is conditioned on our Board’s consideration of the totality of the circumstances.

Potential Effects of Proposed Amendment

The Amendment will affect all holders of our Common Stock uniformly. The increase in authorized shares is not intended to affect any stockholder’s percentage ownership interest in the Company and will not change the terms of our Common Stock. After the filing of the Amendment, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of December 12, 2017, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 20,731,895 shares of our Common Stock issued and outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding

Michael Poutre, CEO and Chairman of the Board (2)	6,020,156	29.0%

James Gilbert, President and Director	7,232,309	34.9%

Anthony Strickland, Director	0	0%

Ivan Ivankovich, Chief Financial Officer	0	0%

Ron Levy, Chief Operating Officer (3)	6,020,156	29.0%

All Directors and Executive Officers as a Group	13,252,645	63.5%

Rafael Furst	3,032,309	14.6%

Redwood Fund LP (2) (3)	3,031,810	14.6%

Imperial Strategies, LLC (2)	2,988,346	14.4%

(1) Unless otherwise noted above, the address of the persons and entities listed in the table is c/o The Crypto Company, 23805 Stuart Ranch Road, Suite 235, Malibu, CA 90265.

(2) Redwood Fund LP is the direct beneficial owner of 3,031,810 shares of Common Stock of the Company. Ladyface Capital, LLC is the General Partner of Redwood Fund LP. Michael Poutre, Chief Executive Officer and Director of the Company, is Chief Executive Officer of Ladyface Capital, LLC. Accordingly, Mr. Poutre may be deemed to have voting and investment power over the shares beneficially owned by Redwood Fund LP. Imperial Strategies, LLC is the direct beneficial owner of 2,988,346 shares of Common Stock of the Company. Michael Poutre, Chief Executive Officer and Director of the Issuer, is the Chief Executive Officer of Imperial Strategies, LLC, and may be deemed to have voting and investment power over the shares beneficially owned by Imperial Strategies, LLC.

(3) Redwood Fund LP is the direct beneficial owner of 3,031,810 shares of Common Stock of the Company. Ladyface Capital, LLC is the General Partner of Redwood Fund LP. Ron Levy, Chief Operating Officer of the Company, is Chief Operating Officer of Ladyface Capital, LLC. Accordingly, Mr. Levy may be deemed to have voting and investment power over the shares beneficially owned by Redwood Fund LP. Imperial Strategies, LLC is the direct beneficial owner of 2,988,346 shares of Common Stock of the Company. Ron Levy, Chief Operating Officer of the Issuer, is the Chief Operating Officer of Imperial Strategies, LLC, and may be deemed to have voting and investment power over the shares beneficially owned by Imperial Strategies, LLC.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 23805 Stuart Ranch Road, Suite 235, Malibu, CA 90265.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the Corporate Actions and its effect on the Company. Your consent to the Corporate Actions is not required and not being solicited in connection therewith. The Information Statement is intended to provide our Stockholders with information required by the rules and regulations of the Exchange Act.

Exhibits	Description

Exhibit A	Certificate of Amendment to Articles of Incorporation

By Order of the Board of Directors

Date: January 5, 2018	By:	/s/ Michael Poutre
Michael Poutre, Chief Executive Officer and Chairman of the Board

EXHIBIT A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

The Crypto Company

2. The articles have been amended as follows: (provide article numbers, if available)

Article 4, Section 1 is amended and restated as follows:

Authorized Shares. The Corporation is authorized to issue 350,000,000 shares of common stock, par value $0.001 per share ("Common Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 79

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15